UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 15, 2018
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

Item 8.01	Other Events
On November 15, 2018, Rayonier Advanced Materials Inc. (the “Company”) issued a press release announcing its intention to submit proposals to its stockholders seeking approval to modify certain provisions of its Articles of Incorporation (its “Charter”) and Bylaws to (1) declassify its Board of Directors and (2) amend the Company’s Charter to eliminate supermajority voting requirements that currently exist for certain amendments to the Company’s Charter and Bylaws. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release entitled “Rayonier Advanced Materials Announces Proposed Declassification of Board of Directors and Elimination of Supermajority Voting Provisions” issued November 15, 2018.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

November 15, 2018

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